TRADE PAYABLES	12 Months Ended
Dec. 31, 2024
Trade Payables
TRADE PAYABLES

26.	TRADE PAYABLES

	2024	2023

Trade payables	69.4	107.4
Related parties (note 30)	258.3	199.9
Non-current	327.7	307.3

Trade payables	24,042.9	21,278.6
Related parties (note 30)	1,180.6	1,916.5
Current	25,223.5	23,195.1

Total	25,551.2	23,502.4

The present value adjustment related to the obligations recorded in trades payables, at December 31, 2024 is R$210.7 (R$307.7 at December 31,2023).

The subsidiaries in Argentina, Chile and Panama have discount transactions for duplicates with endorsement (trade payables securitization) with vendors in the amount of R$76.2 million at December 31, 2024 (R$159.0 million at December 31, 2023). In general, the abovementioned discount transactions occur as a result of legal impositions existing in these jurisdictions. These transactions maintain their commercial characteristics since there are no changes to the previously established conditions (amount, terms, and counterparty), and it is the vendor’s choice to anticipate its receivables with the Company, and therefore these transactions do not result in any additional obligations for the Company.

Accounting policies

Trade payables are recognized initially at their fair values, and subsequently at amortized cost using the effective interest method. Where relevant, the values of trade payables are adjusted to their present values, using the following assumptions: (i) the amount to be discounted; (ii) the settlement dates; and (iii) the discount rate, in accordance with IFRS 13- Fair Value Measurement. The present value adjustments to purchases with extended payment terms are recorded in trade payables against the cost of products sold account. Subsequently, the amounts recorded in trade payables are accrued as interest expenses based on the payment term.

Long-term intra-group loan agreements

The Company has long-term loan agreements, denominated in foreign currencies, signed with wholly owned subsidiaries located abroad, the amounts of which are recognized in the Company's accounts payable. As required by IAS 21- The Effects of Changes in Foreign Exchange Rates, considering that they are long-term loans, settlement of which is not likely to occur in the foreseeable future, the exchange differences related to these instruments are initially recognized in other comprehensive income, following the accruals basis of accounting.

The recognition of exchange differences in other comprehensive income does not affect the accounting classification assigned to the debt, which is recorded in a liability account and is bears interest, which is recognized as a financial expense in the income statement for the year.

The effects of exchange differences will only be reflected in the profit or loss for the period if there are any changes to the assumptions related to the settlement of the loan, i.e. if settlement becomes foreseeable or probable. In the event of partial settlement, only the exchange differences corresponding to the settled portion or the portion that is expected to be settled with probability or foreseeability will be reclassified to the profit or loss for the period.